                                                                   EXHIBIT 10.1



                             THE PIONEER GROUP, INC.

                                CREDIT AGREEMENT

                                 Amendment No. 8
                                 ---------------

         This Agreement, dated as of June 30, 1999, is among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries listed on the signature pages hereto, the Lenders (as defined in the Credit Agreement referenced below) and BankBoston, N.A., f/k/a The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders. The parties agree as follows:

1. REFERENCE TO CREDIT AGREEMENT; DEFINITIONS. Reference is made to the Credit Agreement dated as of June 6, 1996, among the Company, certain of its subsidiaries, the Lenders and the Agent (as amended, modified and in effect prior to giving effect to this Agreement, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined. Except as the context otherwise explicitly requires, the capitalized terms "Section" and "Exhibit" refer to sections hereof and exhibits hereto.

2. AMENDMENTS TO CREDIT AGREEMENT. Subject to all of the terms and conditions hereof and in reliance upon the representations and warranties set forth in Section 3, the Credit Agreement is amended as follows, effective upon the date (the "Amendment Date") that the conditions specified in Section 4 are satisfied, which conditions must be satisfied no later than June 30, 1999 or this Agreement shall be of no force or effect:

         2.1. AMENDMENT TO SECTION 1.5. Section 1.5 of the Credit Agreement is amended to read in its entirety as follows:

         "1.5.    "APPLICABLE RATE" means, at any date,

                  (1) with respect to any Loan

                           (a) for each portion of any Loan subject to a Pricing Option, the sum of the Eurodollar Rate with respect to such Pricing Option PLUS the Applicable Margin; and

                           (b) for each other portion of any Loan, the Base Rate PLUS the Applicable Margin;

                            PLUS (2) in each case, an additional 2% effective on the day the Agent notified (which notice the Agent shall be required to give upon the written request of the Required Lenders) the Company that the interest rates hereunder are increasing as a result of the occurrence of an Event of Default until the earlier of such time as (i) such Event of Default is no longer continuing or (ii) such Event of Default is deemed no longer to exist, in each case pursuant to Section 9.3."

         2.2. AMENDMENT TO SECTION 1.26. Section 1.26 of the Credit Agreement is amended to read in its entirety as follows:

         "1.26.   "BORROWER SUBSIDIARY" means Pioneer Investment Management,
          Inc. (F/K/A PIONEERING MANAGEMENT CORPORATION) and Pioneer Management (Ireland) Ltd., each of their Wholly Owned Subsidiaries and any other Wholly Owned Subsidiary from time to time designated by the Company and approved by the Required Lenders."

         2.3. AMENDMENT TO SECTION 1.51. Section 1.51 of the Credit Agreement is amended to read in its entirety as follows:

         "1.51.   "CORE MUTUAL FUND SUBSIDIARIES" means each of Pioneer
          Investment Management, Inc. (F/K/A PIONEERING MANAGEMENT CORPORATION), Pioneer Funds Distributor, Inc., Pioneering Services Corporation, Pioneer Management (Ireland) Ltd., and any other Borrower Subsidiary and any other Person which becomes a Subsidiary of the Company after the date of this Agreement if such Person engages in activities similar or related to the business conducted by any Core Mutual Fund Subsidiary and is approved by the Required Lenders."

         2.4. AMENDMENT TO SECTION 1.101. Section 1.101 of the Credit Agreement is amended to read in its entirety as follows:

         "1.101. "MAXIMUM AMOUNT OF REVOLVING CREDIT" means the lesser of (i) $65,000,000 or such lesser amount to which the lending commitment of the Lenders may be reduced pursuant to Section 4, and (ii) such amount (in a minimum amount of $10,000,000 and an integral multiple of $5,000,000) less than the Maximum Amount of Revolving Credit then in effect as specified by irrevocable notice from the Company to the Agent."

         2.5. ADDITION OF SECTION 1.111A. A new Section 1.111A is added to the Credit Agreement immediately following Section 1.111 of the Credit Agreement to read in its entirety as follows:

         "1.111A. "PGH NEBRASKA, INC." means a newly incorporated Delaware company and a Wholly Owned Subsidiary, which principally shall purchase assets from and lease such assets back to Pioneering Services Corporation."

         2.6. AMENDMENT TO SECTION 1.112. Section 1.112 of the Credit Agreement is amended to read in its entirety as follows:

         "1.112.  "PIONEER GOLDFIELDS ENTITIES" means Pioneer Goldfields
          Holdings, Inc., Pioneer Goldfields II Limited, PGH Nebraska, Inc., Pioneer Goldfields Trust, Pioneer Goldfields Limited and Teberebie Goldfields Limited."

         2.7. ADDITION OF SECTIONS 1.112A AND 1.112B. New Sections 1.112A and 1.112B are added to the Credit Agreement immediately following Section 1.112 of the Credit Agreement each to read in its entirety as follows:

         "1.112A.  "PIONEER GOLDFIELDS II LIMITED" means a newly incorporated
          Channel Islands company to be domesticated in the United States and a Wholly Owned Subsidiary."

         "1.112B. "PIONEER GOLDFIELDS TRUST" means a newly formed Massachusetts business investment trust and a Wholly Owned Subsidiary."

         2.8. AMENDMENT TO SECTION 1.120. Section 1.120 of the Credit Agreement is amended to read in its entirety as follows:

         "1.120.  "REVOLVING FINAL MATURITY DATE" means March 31, 2001."

         2.9. AMENDMENT TO SECTION 7.4.3. Section 7.4.3 of the Credit Agreement is amended to read in its entirety as follows:

         "(h) As soon as prepared and in any event within five days of the end of each week or five Banking Days of the end of each month, as applicable, updated actual and forecasted weekly cash flows (or monthly cash flows if requested by the Agent) for the period commencing July 1, 1999 through March 31, 2001, or such earlier end date as determined by the Agent."

         2.10. AMENDMENT TO SECTION 7.5.3. Section 7.5.3 of the Credit Agreement is amended to read in its entirety as follows:

         "7.5.3. CONSOLIDATED TANGIBLE NET WORTH. Consolidated Tangible Net Worth shall:

                  (a) on June 30, 1999, equal or exceed $120,000,000, increased by an amount equal to 50% of the after-tax gain on the sale or disposition of assets or capital stock of Pioneer Goldfields Entities;

                  (b) on and after July 1, 1999, and through December 30, 1999, at all times equal or exceed $120,000,000; PROVIDED, HOWEVER, that on the first day of each fiscal quarter of the Company beginning with the fiscal quarter ending September 30, 1999, such dollar amount shall be increased by an amount equal to 50% of the sum of (i) the Consolidated Net Income (only if in excess of zero) for each of the fiscal quarters ended since July 1, 1999 and (ii) the after-tax gain on the sale or disposition of assets or capital stock of Pioneer Goldfields Entities,

                  (c) on and after December 31, 1999, and through June 29, 2000, at all times equal or exceed the greater of (i) $125,000,000 or (ii) $120,000,000, increased on the first day of each fiscal quarter of the Company beginning with the fiscal quarter ending December 31, 1999, by an amount equal to 50% of the sum of (A) the Consolidated Net Income (only if in excess of zero) for each of the fiscal quarters ended since July 1, 1999 and (B) the after-tax gain on the sale or disposition of assets or capital stock of Pioneer Goldfields Entities, and

                  (d) on and after June 30, 2000, and through March 31, 2001, at all times equal or exceed the greater of (i) $130,000,000 or (ii) $120,000,000, increased on the first day of each fiscal quarter of the Company beginning with the fiscal quarter ending June 30, 2000, by an amount equal to 50% of the sum of (A) the Consolidated Net Income (only if in excess of zero) for each of the fiscal quarters ended since July 1, 1999 and (B) the after-tax gain on the sale or disposition of assets or capital stock of Pioneer Goldfields Entities."

         2.11. AMENDMENT TO SECTION 7.9.1. Section 7.9.1 of the Credit Agreement is amended to read in its entirety as follows:

         "7.9.1. Investments of the Company and each Subsidiary of the Company that is not a Core Mutual Fund Subsidiary; PROVIDED, HOWEVER, that immediately before and after giving effect to such Investment, no Default exists; PROVIDED, FURTHER, that (a) on and after July 1, 1999 and through March 31, 2000, the Company and any Subsidiary will only have outstanding, acquire, commit itself to acquire or hold any new Investments, including Guarantees permitted by Section 7.7, in the Company's or any Subsidiary's international operations that in the aggregate will not exceed $20,000,000 and (b) on and after April 1, 2000 and through March 31, 2001, the Company and any Subsidiary will only have outstanding, acquire, commit itself to acquire or hold any new Investments (in addition to the new Investments permitted under the foregoing clause (a)), including Guarantees permitted by Section 7.7, in the Company's or any Subsidiary's international operations that in the aggregate will not exceed $20,000,000."

         2.12. AMENDMENT TO SECTION 7.9.7. Section 7.9.7 of the Credit Agreement is amended to read in its entirety as follows:

         "7.9.7. Guarantees permitted by Section 7.7; PROVIDED, HOWEVER, that on and after July 1, 1999 and through March 31, 2000, the Company and any Subsidiary will only have outstanding, acquire, commit itself to acquire or hold any new Guarantees in the Company's or any Subsidiary's international operations that in the aggregate, together with other new Investments, will not exceed $20,000,000; PROVIDED, FURTHER, that on and after April 1, 2000 and through March 31, 2001, the Company and any Subsidiary will only have outstanding, acquire, commit itself to acquire or hold any new Guarantees (in addition to the new Guarantees permitted under the foregoing proviso) in the Company's or any Subsidiary's international operations that in the aggregate, together with other new Investments, will not exceed $20,000,000."

         2.13. AMENDMENT TO SECTION 7.11.3. Section 7.11.3 of the Credit Agreement is amended to read in its entirety as follows:

                  "7.11.3. Subject to Section 9.1.13, any of the Pioneer Goldfields Entities may be merged with or liquidated into the Company, or may be merged with, liquidated into or contributed to any of the other Pioneer Goldfields Entities."

         2.14. AMENDMENT TO SECTION 7.11.4. Section 7.11.4 of the Credit Agreement is amended to read in its entirety as follows:

                  "7.11.4. Other than as provided in Section 7.11.6, the Company and each Subsidiary of the Company which is not a Core Mutual Fund Subsidiary or a Pioneer Goldfields Entity may enter into a merger, consolidation, sale, lease, sale and leaseback, sublease or other disposition of its assets, PROVIDED that immediately before and after giving effect to such transaction, no Default exists; and PROVIDED FURTHER that any sale of equity interests in any of the Pioneer Goldfields Entities shall be in accordance with Section 7.11.5."

         2.15. ADDITION OF SECTION 7.11.6. A new Section 7.11.6 is added to the Credit Agreement (Mergers, Consolidations and Dispositions of Assets) immediately after Section 7.11.5 of the Credit Agreement to read in its entirety as follows:

                  "7.11.6. Pioneering Services Corporation, a Wholly Owned Subsidiary, may enter into a sales and lease back transaction with PGH Nebraska, Inc., a Wholly Owned Subsidiary."

         2.16. AMENDMENT TO EXHIBIT 8.1. Exhibit 8.1 of the Credit Agreement (The Pioneer Group and its Subsidiaries) is amended to read in its entirety as set forth on Exhibit 8.1 hereto.

         2.17. AMENDMENT TO EXHIBIT 11.1. Exhibit 11.1 of the Credit Agreement (Percentage Interests) is amended to read in its entirety as set forth on Exhibit 11.1 hereto.

3. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders to enter into this Agreement, each of the Company and the Guarantors represents and warrants to each of the Lenders that:

         3.1. LEGAL EXISTENCE, ORGANIZATION. Each of the Company and its Subsidiaries is duly organized and validly existing and in good standing under the laws of the jurisdiction of its incorporation, with all power and authority, corporate or otherwise, necessary to (i) enter into and perform this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party and (ii) own its properties and carry on the business now conducted or proposed to be conducted by it. Each of the Company and its Subsidiaries has taken, or shall have taken on or prior to the Amendment Date, all corporate or other action required to make the provisions of this Agreement, the Amended Credit Agreement and each other Credit Document to which it is party the valid and enforceable obligations they purport to be.

         3.2. ENFORCEABILITY. The Company and each of its Subsidiaries which are signatories hereto have duly executed and delivered this Agreement. Each of this Agreement and the Amended Credit Agreement is the legal, valid and binding obligation of the Company and such Subsidiaries and is enforceable in accordance with its terms.

         3.3. NO LEGAL OBSTACLE TO AGREEMENTS. Neither the execution, delivery or performance of this Agreement, nor the performance of the Amended Credit Agreement, nor the consummation of any other transaction referred to in or contemplated by this Agreement or the Amended Credit Agreement, nor the fulfillment of the terms hereof or thereof, has constituted or resulted in or will constitute or result in:

                  (1) any breach or termination of the provisions of any agreement, instrument, deed or lease to which the Company or any Subsidiary is a party or by which it is bound, or of the Charter or By-laws of the Company or any Subsidiary;

                  (2) the violation of any law, judgment, decree or governmental order, rule or regulation applicable to the Company or any Subsidiary;

                  (3) the creation under any agreement, instrument, deed or lease of any Lien upon any of the assets of the Company or any Subsidiary; or

                  (4) any redemption, retirement or other repurchase obligation of the Company or any Subsidiary under any Charter, By-law, agreement, instrument, deed or lease.

No approval, authorization or other action by, or declaration to or filing with, any governmental or administrative authority or any other Person is required to be obtained or made by the Company or any Subsidiary in connection with the execution, delivery and performance of this Agreement or the performance of the Amended Credit Agreement, or the consummation of the transactions contemplated hereby or thereby.

         3.4. NO DEFAULT. Immediately prior to and after giving effect to the amendments set forth in Section 2, no Default will exist.

         3.5. INCORPORATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth in Section 8 of the Credit Agreement, or in the case of the Guarantors, Section 6.6 of the Credit Agreement are true and correct on the date hereof as if originally made on and as of the date hereof (except to the extent any representation or warranty refers to a specific earlier date).

4. CONDITIONS. The effectiveness of this Agreement shall be subject to the satisfaction of the following conditions:

         4.1. OFFICER'S CERTIFICATE. The representations and warranties contained in Section 3 shall be true and correct as of the Amendment Date with the same force and effect as though originally made on and as of such date; no Default shall exist on the Amendment Date immediately prior to and after giving effect to this Agreement; as of the Amendment Date, no Material Adverse Change shall have occurred; and the Company shall have furnished to the Agent on the Amendment Date a certificate to these effects, in substantially the form of
Exhibit 4.1, signed by an Executive Officer or a Financial Officer.

         4.2. PROPER PROCEEDINGS. All proper corporate proceedings shall have been taken by each of the Company and the Subsidiaries to authorize this Agreement, the Amended Credit Agreement and the transactions contemplated hereby and thereby. The Agent shall have received copies of all documents, including legal opinions of counsel and records of corporate proceedings which the Agent may have requested in connection therewith, such documents, where appropriate, to be certified by proper corporate or governmental authorities.

         4.3. EXECUTION BY LENDERS. The Lenders owning at least a majority of the Percentage Interests under the Credit Agreement shall have executed and delivered this Agreement to the Company.

         4.4.     FEES.

         (a) In consideration for entering into this Agreement, the Company shall have paid to the Agent for the account of the Lenders, in accordance with the Lenders' Percentage Interests, an amount equal to 0.25% of the Maximum Amount of Revolving Credit.

         (b) The Company shall have paid all fees due to the Agent or other lenders and all reasonable fees and disbursements of Ropes & Gray, special counsel to the Lenders.

5. FURTHER ASSURANCES. Each of the Company and the Subsidiaries will, promptly upon request of the Agent from time to time, execute, acknowledge and deliver, and file and record, all such instruments and notices, and take all such action, as the Agent deems necessary or advisable to carry out the intent and purposes of this Agreement.

6. GENERAL. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Notes. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS (OTHER THAN THE CONFLICT OF LAWS RULES) OF THE COMMONWEALTH OF MASSACHUSETTS.


                (The rest of this page left intentionally blank)

         Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.


THE PIONEER GROUP, INC.                         PIONEERING SERVICES CORPORATION

By  /s/ Eric W. Reckard                         By /s/ Eric W. Reckard
    Title:  Exec. VP, CFO and Treasurer            Title:  Treasurer

60 State Street                                 60 State Street
Boston, Massachusetts 02109-1820                Boston, Massachusetts 02109-1820


PIONEER INVESTMENT MANAGEMENT, INC.

By  /s/ Eric W. Reckard
    Title:  Treasurer

60 State Street
Boston, Massachusetts 02109-1820


PIONEER MANAGEMENT (IRELAND) LTD.

By  /s/ John F. Cogan, Jr.
    Title:  Director

60 State Street
Boston, Massachusetts 02109-1820


PIONEER FUNDS DISTRIBUTOR, INC.
By  /s/ Eric W. Reckard
    Title:  Treasurer

60 State Street
Boston, Massachusetts 02109-1820

                                BANKBOSTON, N.A.



                                By   /s/ Stewart P. Neff
                                     Title: Managing Director

                                     Financial Institutions Division
                                     100 Federal Street - 15th Floor
                                     Boston, Massachusetts 02110
                                     Telecopy: (617) 434-1537
                                     Telex: 940581


                                THE BANK OF NEW YORK


                                By  /s/ Scott H. Buitekant
                                    Title: Vice President

                                    One Wall Street, 17th Floor
                                    Mutual Fund Banking Division
                                    New York, NY  10286
                                    Telecopy: (212) 635-6348
                                    Telex:


                                SOCIETE GENERALE


                                By  /s/ Dabney G. Treacy
                                    Title: Vice President

                                    1221 Avenue of the Americas
                                    New York, New York 10020
                                    Telecopy: (212) 278-7153

                        STATE STREET BANK & TRUST COMPANY



                        By: /s/ Michael St. Jean
                            Title: Vice President

                            225 Franklin Street, 8th Floor
                            Asset-Based Finance
                            Boston, MA 02110
                            Telecopy: (617) 338-4041


                        BANQUE NATIONALE DE PARIS


                        By: /s/ Marguerite L. Lebon      /s/ Laurent Vanderzyppe
                            Title:  Asst VP                  Vice President

                            499 Park Avenue, 2nd Floor
                            New York, 10022
                            Telecopy: (212) 415-9707


                        MELLON BANK, N.A.


                        By: /s/ John R. Cooper
                            Title: Vice President

                            One Mellon Bank Center
                            Mail Code: 1510370
                            Pittsburgh, PA 15258
                            Telecopy: (412) 234-8087

                              OFFICER'S CERTIFICATE


         Pursuant to Section 4.1 of Amendment No. 8 to Credit Agreement dated as of June 30, 1999 (the "Amendment") among The Pioneer Group, Inc., a Delaware corporation (the "Company"), certain of its subsidiaries signatories thereto, the Lenders and BankBoston, N.A., f/k/a The First National Bank of Boston, as agent (the "Agent") for itself and the other Lenders, which amends the Credit Agreement dated as of June 6, 1996 (as amended, modified and in effect after giving effect to the Amendment, the "Credit Agreement"), among the Company, certain of its subsidiaries signatories thereto, the Lenders and the Agent, the Company hereby certifies that the representations and warranties contained in
Section 3 of the Amendment are true and correct on and as of the date hereof with the same force and effect as though originally made on and as of the date hereof; no Default exists on the date hereof or will exist after giving effect to the Amendment; as of the date hereof, no Material Adverse Change has occurred; and, as of the date hereof, the aggregate investment assets under management by the Company and its Subsidiaries equals or exceeds $15,000,000,000.

         Terms defined in the Amendment and not otherwise defined herein are used herein with the meanings so defined.

         This certificate has been executed by a duly authorized Executive Officer or Financial Officer this 30th day of June, 1999.

                             THE PIONEER GROUP, INC.


                             By _________________________________
                                Name:
                                Title:



                               JURISDICTION OF
     NAME(1)                    INCORPORATION                        ADDRESS                     JURISDICTION(S)
     -------                   ---------------                       -------                     ---------------

The Pioneer Group, Inc.            Delaware                  60 State Street                      Massachusetts
                                                             Boston, Massachusetts  02109

Pioneer Investment                 Delaware                  60 State Street                      Massachusetts
Management, Inc. (f/k/a                                      Boston, Massachusetts  02109
Pioneering Management
Corporation)(2)

Pioneer Funds Distributor, Inc.(3) Massachusetts             60 State Street                      Massachusetts
                                                             Boston, Massachusetts  02109

Pioneering Services Corporation(4) Massachusetts             60 State Street                      Massachusetts
                                                             Boston, Massachusetts  02109

Pioneer Capital Corporation        Massachusetts             60 State Street                      Massachusetts
(in liquidation)                                             Boston, Massachusetts  02109

Pioneer SBIC Corporation           Massachusetts             60 State Street                      Massachusetts
(in liquidation)                                             Boston, Massachusetts  02109

Pioneer Associates, Inc.           Massachusetts             60 State Street                      Massachusetts
(in liquidation)                                             Boston, Massachusetts  02109

Pioneer Plans Corporation          Delaware                  60 State Street                      Massachusetts
                                                             Boston, Massachusetts  02109

PIOGlobal Corporation              Delaware                  60 State Street                      Massachusetts
                                                             Boston, Massachusetts  02109

Pioneer Metals and Technology,     Delaware                  60 State Street                      Massachusetts
Inc.                                                         Boston, Massachusetts  02109

Pioneer Investments Corporation    Massachusetts             60 State Street                      Massachusetts
                                                             Boston, Massachusetts  02109

Pioneer International Corporation  Delaware                  60 State Street                      Massachusetts
                                                             Boston, Massachusetts  02109         Switzerland
                                                                                                  Moscow, Russia

Pioneer Ventures Limited           Massachusetts             60 State Street                      Massachusetts
Partnership (in liquidation)                                 Boston, Massachusetts  02109

Pioneer Global Funds               Bermuda                   Cedar House                          Bermuda
Distributor, Ltd.(5)                                         41 Cedar Avenue
                                                             Hamilton
                                                             Bermuda




                               JURISDICTION OF
     NAME(1)                    INCORPORATION                        ADDRESS                     JURISDICTION(S)
     -------                   ---------------                       -------                     ---------------

Pioneer Real Estate Advisors,      Delaware                  60 State Street                      Massachusetts
Inc.                                                         Boston, Massachusetts  02109         Moscow, Russia

Pioneer Explorer, Inc.             Delaware                  60 State Street                      Massachusetts
                                                             Boston, Massachusetts  02109

Pioneer Omega, Inc.                Delaware                  60 State Street                      Massachusetts
                                                             Boston, Massachusetts  02109

Pioneer First Russia, Inc.         Delaware                  60 State Street                      Massachusetts
                                                             Boston, Massachusetts  02109

Luscinia, Inc.                     Delaware                  60 State Street                      Massachusetts
                                                             Boston, Massachusetts  02109

Theta Enterprises, Inc.            Delaware                  60 State Street                      Massachusetts
                                                             Boston, Massachusetts  02109

Pioneer Forest, Inc.               Delaware                  60 State Street                      Massachusetts
                                                             Boston, Massachusetts  02109

Pioneer Goldfields Holdings,       Delaware                  c/o Belfing, Lyons & Shuyman         Delaware
Inc.(6)                                                      200 West Ninth Street Plaza
                                                             Box 2105
                                                             Wilmington, Delaware 19899

PGH Nebraska, Inc.(7)              Delaware                  60 State Street                      Delaware
                                                             Boston, Massachusetts 02109          Nebraska

PGIA Corp.                         Delaware                  60 State Street                      Massachusetts
                                                             Boston, Massachusetts  02109

Pioneer Goldfields Limited(8)      Guernsey,                 7 New Street                         Guernsey,
                                   Channel Islands           St. Peter Port                       Channel Islands
                                                             Guernsey GYI 4BZ
                                                             Channel Islands


Pioneer Goldfields Trustees        Guernsey,                 7 New Street                         Guernsey,
Limited (in liquidation)           Channel Islands           St. Peter Port                       Channel Islands
                                                             Guernsey GYI 4BZ
                                                             Channel Islands

Teberebie Goldfields Limited(9)    Republic of Ghana         P.O. Box 6                           Republic of Ghana
                                                             Tarkwa--Wassaw
                                                             Ghana, West Africa




                               JURISDICTION OF
     NAME(1)                    INCORPORATION                        ADDRESS                     JURISDICTION(S)
     -------                   ---------------                       -------                     ---------------
PIOGlobal Insurance                Bermuda                   c/o Skandia International            Bermuda
Company Limited                                              Front Street
                                                             Hamilton
                                                             Bermuda

Pioneer Fonds Marketing            Germany                   Platzl 4                             Germany
GmbH                                                         80331 Munich
                                                             Germany

Pioneer Management                 Ireland                   2/4 Ely Place                        Ireland
(Ireland) Limited(10)                                        Dublin 2                             Germany
                                                             Ireland

Pioneer First Polish               Poland                    Intraco Building                     Poland
Investment Fund Joint-Stock                                  ul.Stawki 2, 29 Pietro
Company, s.a.                                                00-193 Warsaw
                                                             Poland

Pioneer Real Estate                Poland                    Intraco Building                     Poland
Advisors Sp z.o.o                                            ul.Stawki 2,29 Pietro
                                                             00-193 Warsaw
                                                             Poland

Pioneer Financial Services         Poland                    ul.Wynalazek 6                       Poland
Limited                                                      02-677 Warsaw
                                                             Poland

Pioneer Czech Investment           Czech Republic            Betlem Palais                        Czech Republic
Company, a.s.                                                ul.Husova 5
                                                             110-00 Prague 1
                                                             Czech Republic

Closed Joint Stock                 Russian Federation        Vasilevsky Island                    Russian
Company "Pioneer Metals                                      21st Line, 8a                        Federation
International"                                               St. Petersburg 199026
                                                             Russian Federation

Closed Joint-Stock                 Russian Federation        1 Alleya Truda                       Russian
Company "Forest-Starma"                                      Komsomolsk-on-Amur                   Federation
                                                             Khabarovsk Territory 681000
                                                             Russian Federation

Closed Joint-Stock                 Russian Federation        1 Chekhov Street                     Russian
Company "Starma-Port"                                        Apt. 3                               Federation
                                                             Vanino 682860
                                                             Khabarousk Territory
                                                             Russian Federation







                                    JURISDICTION OF
     NAME(1)                         INCORPORATION                   ADDRESS                     JURISDICTION(S)
     -------                        ---------------                  -------                     ---------------

Closed Joint-Stock                 Russian Federation        8 Leo Tolstoy Street                 Russian
Company "Dalplaz"                                            Khabarousk territory 680000          Federation
                                                             Russian Federation


Closed Joint-Stock                 Russian Federation        4 Koprovaya Street                   Russian
Company "Starma-Holding"                                     Komsomalsk-on-Amur                   Federation
                                                             Khabarousk territory 681005
                                                             Russian Territory

Closed Joint-Stock                 Russian Federation        Briakan Village                      Russian
Company "Amgun-Forest"                                       Polino Osipenko Region               Federation
                                                             Khabarovsk Territory 680000
                                                             Russian Federation

Closed Joint-Stock                 Russian Federation        Udinsk Village                       Russian
Company "Udinskoye"                                          Polina Osipenko Region               Federation
                                                             Khabarovsk Territory 682391
                                                             Russian Federation

Closed Joint Stock                 Russian Federation        Leo Tolstoy Street                   Russian
Company "Tas-Yurjah"                                         Khabarovsk Territory 680000          Federation
Mining Company                                               Russian Federation

Closed Joint-Stock                 Russian Federation        Repina Street, 6                     Russian
Company "Pioneer Starma                                      Khabarovsk Territory 680003          Federation
Equipment"                                                   Russian Federation

"Pioneer Investments"              Russian Federation        Gazetny per., 5                      Russian
                                                             Building 3                           Federation
                                                             Moscow 103918
                                                             Russian Federation

Closed Joint Stock                 Russian Federation        Meridian Commercial Tower            Russian
Company "Pioneer Securities"                                 ul.Smolnaya 24D                      Federation
                                                             Moscow 125445
                                                             Russian Federation

Closed Joint Stock Company         Russian Federation        Meridian Commercial Tower            Russian
Management Company                                           ul.Smolnaya 24D                      Federation
                                                             Moscow 125445
                                                             Russian Federation

First Investment Fund              Russian Federation        Trubnikovsky per., 2 1/2             Russian
                                                             Moscow, 121069                       Federation
                                                             Russian Federation





                                    JURISDICTION OF
     NAME(1)                         INCORPORATION                   ADDRESS                     JURISDICTION(S)
     -------                        ---------------                  -------                     ---------------

Closed Joint Stock Company         Russian Federation       Meridian Commercial Tower             Russian
"Pioneer Services"                                          ul.Smolnaya 24D                       Federation
                                                            Moscow 125445
                                                            Russian Federation

Pioneering Management (Jersey)     Jersey, Channel Islands  c/o Abacus Asset Management Ltd.      Jersey, Channel Islands
Limited                                                     La Motte Chambers                     Poland
                                                            St. Helier
                                                            Jersey JE1 1BJ
                                                            Channel Islands

Pioneer Poland U.S.                Jersey, Channel Islands  c/o Abacus Asset Management Ltd.      Jersey, Channel Islands
(Jersey) Limited                                            La Motte Chambers                     Poland
                                                            St. Helier
                                                            Jersey JE1 1BJ
                                                            Channel Islands

UKS Securities Ltd.                United Kingdom           c/o Brobeck Hale & Dorr               United Kingdom
                                                            International
                                                            Veritas House
                                                            125 Finsbury Pavement
                                                            London EC2A 1NQ
                                                            England

AS Holdings, Inc.                  Delaware                 60 State Street                       Massachusetts
                                                            Boston, Massachusetts 02109

Pioneer Polski Dom                 Poland                   Intraco Building                      Poland
Maklerski, S.A.                                             ul. Stawki 2, 29 Pietro
                                                            00-193 Warsaw
                                                            Poland

Pioneer Investments Poland         Poland                   Intraco Building                      Poland
Limited                                                     ul. Stawki 2, 29 Pietro
                                                            00-193 Warsaw
                                                            Poland




                                    JURISDICTION OF
     NAME(1)                         INCORPORATION                   ADDRESS                     JURISDICTION(S)
     -------                        ---------------                  -------                     ---------------

Mercury Facilities                 Russian Federation       Meridian Commercial Tower             Russian
Management Limited                                          ul.Smolnaya 24D                       Federation
(Joint Stock Company)                                       Moscow 125445
                                                            Russian Federation

Pioneer Poland GP                  Delaware                 c/o Pioneer Poland                    Delaware
Limited Partnership                                         U.S. Jersey Limited
                                                            c/o Abacus Asset Management Ltd.
                                                            La Motte Chambers
                                                            St. Helier
                                                            Jersey JE1 1BJ
                                                            Channel Islands

ISC Holdings, Inc.                 Delaware                 60 State Street                       Massachusetts
                                                            Boston, Massachusetts 02109

ISC (Ireland) Limited              Ireland                  2/4 Ely Place                         Ireland
(in liquidation)                                            Dublin
                                                            Ireland

Closed Joint Stock Company         Russian Federation       Vasilevsky Island                     Russian
"Gradient"                                                  21st Line, 8a                         Federation
                                                            St. Petersburg 199026
                                                            Russian Federation

Pioneer Czech Financial Company,   Czech Republic           Betlem Palais                         Czech Republic
s.r.o.                                                      ul.Husova 5
                                                            110-00 Prague 1
                                                            Czech Republic

Pioneer Goldfields II Limited(11)   Channel Islands         c/o Carey & Langlois                  Channel Islands
                                    Delaware                7 New Street                          Delaware
                                                            St. Peter Port
                                                            Guernsey Channel Islands

Pioneer Goldfields Trust(12)        Massachusetts           60 State Street                       Massachusetts
                                                            Boston, MA  02109

Beijing Pioneer Zhong              People's Republic        Suite 502-2                           People's Republic
Investment Consulting              of China                 Hua Cheng Mansion                     of China
Co., Ltd.                                                   No. 2 Da Hua Road
                                                            Beijing
                                                            China  10005



(1) Unless otherwise noted, each corporation conducts business under its own name.
(2) 2,000 shares of Common Stock authorized, 1,999 shares issued and outstanding. All shares issued to The Pioneer Group, Inc.
(3) 100,000 shares of Common Stock authorized, 100 shares issued and outstanding. All shares issued to Pioneer Investment Management, Inc.
(4) 15,000 shares of Common Stock authorized, 1,000 shares issued and outstanding. All shares issued to The Pioneer Group, Inc.
(5) 12,000 shares of Common Stock, $1.00 per share, authorized and outstanding. All shares issued to Pioneer Funds Distributor, Inc.
(6) 1,000 shares of Common Stock, $0.01 per share, authorized, issued and outstanding. All shares issued to The Pioneer Group, Inc.
(7) 1,000 shares of Common Stock, $0.01 per share, authorized; 100 shares issued and outstanding. All shares issued to The Pioneer Group, Inc.

 (8) 75,000,000 Ordinary Shares authorized, issued and outstanding, 74,997,000 shares issued to Pioneer Goldfields Holdings, Inc. and 3,000 shares issued to C.L. Nominees Limited as nominee for Pioneer Goldfields Holdings, Inc.
 (9) 10,000,000 Ordinary Shares authorized, consisting of 9,000,000 authorized Class "A" Shares and 1,000,000 authorized Class "B" shares. 1,860,000 Class "A" Shares issued to Pioneer Goldfields Limited and 206,667 Class "B" Shares issued to the Government of Ghana.
(10) 1,000,000 Ordinary Shares authorized, 700,000 shares issued and outstanding, 699,999 shares issued to The Pioneer Group, Inc. and 1 share to Lower Mount Limited as nominee for The Pioneer Group, Inc.
(11) US $10.00 divided into 1,000 shares of US $0.01 each. Two shares issued to PGH Nebraska, Inc.
(12) 100 units authorized, issued and outstanding. All units issued to PGH Nebraska, Inc.



                                                                CURRENT                     PROPOSED
     BANK                              % of                    COMMITMENT                  COMMITMENT
     NAME                           COMMITMENT                     ($)                         ($)
     ----                           ----------                     ---                         ---

BankBoston                            26.08696%               20,869,565.21                16,956,521.73
Mellon                                21.73913%               17,391,304.35                14,130,434.78
State Street                          17.39130%               13,913,043.48                11,304,347.83
Societe Generale                      13.04348%               10,434,782.61                 8,478,260.87
Bank of New York                      13.04348%               10,434,782.61                 8,478,260.87
Banque Nationale de Paris              8.69565%                6,956,521.74                 5,652,173.91
                                     ----------               -------------                -------------

Total                                100.00000%                  80,000,000                   65,000,000


